[FRONT SIDE]

                        REVOCABLE PROXY
                  GREAT AMERICAN BANCORP, INC.
                 ANNUAL MEETING OF STOCKHOLDERS
                    Tuesday, April 29, 1997
                     9:30 a.m. Central Time
                 ______________________________

   The undersigned hereby appoints the Board of Directors of Great American Bancorp, Inc. (the "Company") to act as proxy for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on Tuesday, April 29, 1997, at 9:30 a.m. Central Time, at the offices of First Federal Savings Bank of Champaign-Urbana, 1311 South Neil Street, Champaign, Illinois 61820 and at any and all adjournments thereof, as follows:

1. The election as director of the nominees listed (except as marked to the contrary below).

  Clinton C. Atkins     [  ] FOR      [  ] VOTE WITHHELD

      Ronald Kiddoo     [  ] FOR      [  ] VOTE WITHHELD


2. The ratification of the appointment of George S. Olive & Co.,
LLC as independent auditors of Great American Bancorp, Inc. for the fiscal year ending December 31, 1997.

          [  ] FOR      [  ] AGAINST      [  ] ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE
PROPOSALS PRESENTED.

                          [BACK SIDE]


       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                OF GREAT AMERICAN BANCORP, INC.

   This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the Board of Directors in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.
   The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated March 28, 1997 and of the Annual Report to Stockholders.
   Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                                  Dated:
                                        ------------------------


                                  ------------------------------
                                     SIGNATURE OF STOCKHOLDER

                                  ------------------------------
                                     SIGNATURE OF STOCKHOLDER

                  ___________________________
    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
             IN THE ENCLOSED POSTAGE-PAID ENVELOPE